EXHIBIT 99.1



                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of Yocream International, Inc. (the Company) on Form 10-K for the fiscal year ended October 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, John
N. Hanna, Director, Chairman, and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ John N. Hanna                                      Dated:  January 29, 2003
John N. Hanna
Chairman and Chief Executive Officer
Yocream International, Inc.